EXHIBIT 99.3

                      LOGICA HOLDINGS INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                        CONSOLIDATED FINANCIAL STATEMENTS


Introduction to Pro Forma Condensed Financial Statements.................... F-2

Pro Forma Consolidating Balance Sheet for the year
ended December 31, 2006 (Unaudited)......................................... F-3

Pro Forma Consolidating Balance Sheet for the six months
ended June 30, 2007 (Unaudited)............................................. F-4

Pro Forma Consolidating Statements of Operations for the
year ended December 31, 2006 (Unaudited).................................... F-5

Pro Forma Consolidating Statements of Operations for the
six months ended June 30, 2007 (Unaudited).................................. F-6

Notes to Unaudited Pro Forma Consolidated Financial Statements.............. F-7

Financial Statements for the year ended December 31, 2006............ F-8 - F-22

Financial Statements for the six months ended
June 30, 2007 (Unaudited)........................................... F-23 - F-32

Logica Holdings Inc. and Subsidiaries

            Introduction to Pro Forma Condensed Financial Statements

The accompanying unaudited pro forma condensed balance sheet as of December 31, 2006 gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the year ended December 31, 2006, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of Logica Holdings Inc. and Plays On The Net and Subsidiaries is December 31, 2006

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

o Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

o The Company's historical audited consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended December 31, 2006; and

o Plays On The Net and Subsidiaries historical audited financial statements and notes for the fiscal year ended December 31, 2006 and unaudited financial statements and notes for the six months ended June 30, 2007 (included in this Form 8-K/A filing).


                     LOGICA HOLDINGS, INC. AND SUBSIDIRARIES
                     PRO-FORMA CONSOLIDATING BALANCE SHEETS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                     ASSETS
                                                                                         Pro Forma Adjustments
                                                                                     -----------------------------
                                                      Logica         Plays On                                          Pro Forma
                                                  Holdings Inc.      The Net            Debit             Credit         Amount
                                                  -------------    -----------       -----------       -----------    -----------
Current assets:
     Cash and cash equivalents                    $      56,974    $     6,297                                        $    63,271
     Accounts receivable                                 69,766            196                                             69,962
     Inventory                                           10,872           --                                               10,872
     Prepaid Expenses                                      --            5,472                                              5,472
     Goodwill                                              --             --  (1)      4,999,724                        4,999,724
                                                  -------------    -----------                                        -----------

        Total current assets                            137,612         11,965                                          5,149,301
                                                  -------------    -----------                                        -----------

Intangible Assets                                          --          140,450                                            140,450
Property and equipment, net                              22,312        425,127                                            447,439
                                                  -------------    -----------                                        -----------
                                                         22,312        565,577                                            587,889

                                                  $     159,924    $   577,542                                        $ 5,737,190
                                                  =============    ===========                                        ===========

Current liabilities:
     Accounts payable                             $     344,720    $    16,469                                        $   361,189
     Accrued expenses                                    42,788         39,000                                             81,788
     Liability fir unredeemed points                     15,579           --                                               15,579
     Due to related party                               116,000      1,066,207                                          1,182,207
     Convertible debenture                              388,705           --                                              388,705
     Advances from Director                             239,881           --                                              239,881
                                                  -------------    -----------                                        -----------

        Total current liabilities                     1,147,673      1,121,676                                          2,269,349

Stockholders' equity (deficiency):
     Capital Stock                                       33,677        140,745                  (1)         38,255        212,677
     Additional paid-in capital                       1,208,725           --                    (1)      4,961,469      6,170,194
     Accumulated Comprehensive Loss                     (47,559)        25,171                                            (22,388)
     Accumulated deficit                             (2,182,592)      (710,050)                                        (2,892,642)
                                                  -------------    -----------                                        -----------
        Total stockholders' equity (deficiency)        (987,749)      (544,134)                                         3,467,841
                                                  -------------    -----------                                        -----------

                                                  $     159,924    $   577,542                                        $ 5,737,190
                                                  =============    ===========                                        ===========


                                      F-3

                     LOGICA HOLDINGS, INC. AND SUBSIDIRARIES
                     PRO-FORMA CONSOLIDATING BALANCE SHEETS
                       FOR THE PERIOD ENDED JUNE 30, 2007

                                     ASSETS
                                                                                         Pro Forma Adjustments
                                                                                     -----------------------------
                                                      Logica         Plays On                                          Pro Forma
                                                  Holdings Inc.      The Net            Debit             Credit         Amount
                                                  -------------    -----------       -----------       -----------    -----------
Current assets:
     Cash and cash equivalents                    $      27,927    $     2,576                                        $    30,503
     Accounts receivable                                264,297           --                                              264,297
     Inventory                                            6,058           --                                                6,058
     Prepaid Expenses                                      --            5,690                                              5,690
     Goodwill                                              --             --  (1)      4,999,724                        4,999,724
                                                  -------------    -----------                                        -----------

        Total current assets                            298,282          8,266                                          5,306,272
                                                  -------------    -----------                                        -----------

Intangible Assets                                          --          141,622                                            141,622
Property and equipment, net                              24,020        682,516                                            706,536
                                                  -------------    -----------                                        -----------
                                                         24,020        824,138                                            848,158

                                                  $     322,302    $   832,404                                        $ 6,154,430
                                                  =============    ===========                                        ===========



Current liabilities:
     Accounts payable                             $     520,924    $   115,662                                        $   636,586
     Accrued expenses                                    45,916         63,729                                            109,645
     Liability fir unredeemed points                     14,886                                                            14,886
     Due to related party                               525,421        548,284                                          1,073,705
                                                  -------------    -----------                                        -----------

        Total current liabilities                     1,107,147        727,675                                          1,834,822


Stockholders' equity (deficiency):
     Capital Stock                                       36,783        140,725                  (1)         39,255        216,763
     Additional paid-in capital                       1,627,169      1,261,258                  (1)      4,960,469      7,848,896
     Accumulated Comprehensive Income (Loss)            (74,413)         8,609                                            (65,804)
     Accumulated deficit                             (2,374,384)    (1,305,863)                                        (3,680,247)

                                                  -------------    -----------                                        -----------
        Total stockholders' equity (deficiency)        (784,845)       104,729                                          4,319,608
                                                  -------------    -----------                                        -----------

                                                  $     322,302    $   832,404                                        $ 6,154,430
                                                  =============    ===========                                        ===========


                                      F-4

                      LOGICA HOLDINGS INC AND SUBSIDIARIES
                 PROFORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                         Pro Forma Adjustments
                                                                                     -----------------------------
                                                      Logica         Plays On                                          Pro Forma
                                                  Holdings Inc.      The Net            Debit             Credit         Amount
                                                  -------------    -----------       -----------       -----------    -----------
Revenues:

     Revenue                                      $     494,873    $      --                                          $   494,873
     Cost of sales                                      239,250           --                                              239,250
                                                  -------------    -----------                                        -----------
     Gross profit                                       255,623           --                                              255,623

Operating expenses:
     General and administrative expenses                874,083        228,058                                          1,102,141
     Professional fees                                   60,294           --                                               60,294
     Salary to related parties                          150,000           --                                              150,000
     Marketing                                             --          221,125                                            221,125
     Technology and content                                --          253,462                                            253,462
     Cost of content revenue                               --            5,702                                              5,702
     Depreciation & Amortization                          5,801           --                                                5,801
                                                  -------------    -----------                                        -----------
         Total operating expenses                     1,090,178        708,347                                          1,798,525

(Loss) income from operations                          (834,555)      (708,347)                                        (1,542,902)


Interest Expense                                         28,877          1,703                                             30,580
Foreign exchange translation adjustment                 (25,171)       (25,171)
Provision for income taxes                                6,053           --                                                6,053
                                                  -------------    -----------                                        -----------
                                                         34,930        (23,468)                                            11,462

Net Loss                                          $    (869,485)   $  (684,879)                                       $(1,554,364)
                                                  =============    ===========                                        ===========


                                      F-5

                      LOGICA HOLDINGS INC AND SUBSIDIARIES
                 PROFORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                                                                                         Pro Forma Adjustments
                                                                                     -----------------------------
                                                      Logica         Plays On                                          Pro Forma
                                                  Holdings Inc.      The Net            Debit             Credit         Amount
                                                  -------------    -----------       -----------       -----------    -----------
Revenues:

    Revenue                                       $     192,721    $      --                                          $   192,721
    Cost of sales                                        61,652           --                                               61,652
                                                  -------------    -----------                                        -----------
    Gross profit                                        131,069           --                                              131,069

Operating expenses:
    General and administrative expenses                 264,108        494,857                                            758,965
    Professional fees                                    35,000         55,241                                             90,241
    Depreciation & Amortization                           3,245          9,681                                             12,926
                                                  -------------    -----------                                        -----------
       Total operating expenses                         302,353        559,779                                            862,132

(Loss) income from operations                          (171,284)      (559,779)                                          (731,063)


Interest Expense                                         20,508         18,816                                             39,324
Foreign exchange translation adjustment                  26,854           --                                               26,854
Provision for income taxes                                 --             --                                                 --
                                                  -------------    -----------                                        -----------
                                                         47,362         18,816                                             66,178

Net Loss                                          $    (218,646)   $  (578,595)                                       $  (797,241)
                                                  =============    ===========                                        ===========


LOGICA HOLDINGS, INC AND SUBSIDIARIES


           Notes to Unaudited Pro Forma Condensed Financial Statements

(1) Pro Forma Adjustments


Pro forma adjustments were made to the unaudited pro forma condensed balance sheet to reflect the transaction to issue shares of Plays On The Net and Subsidiaries. As a result of the reverse merger, the net assets of Plays On The Net and Subsidiaries are recorded at their historical cost and the net assets of Logica Holdings Inc were recorded using the purchase method of accounting.

On July 9th, 2007, Logica Holdings Inc shareholders received 2,452,198 shares of common stock in a reverse merger transaction with Plays On The Net Plc. The shareholders received 16.97 % of the voting stock. The shares were valued at the 5 day average of $ 3,678,297 at a price of $1.50 per share.

Cash                                                26,620

Accounts Receivable                                206,336

Fixed assets, net                                   22,893

Other assets                                       189,902
                                               -----------
Total Assets                                       445,751

Less Liabilities and notes payable              (1,767,178)
                                               -----------

Net liabilities acquired                        (1,321,427)
                                               ===========

Value of stock issued                          $ 3,678,297

Liabilities acquired                           $ 1,321,427
                                               -----------

Goodwill                                       $ 4,999,724
                                               ===========

                      PLAYS ON THE NET PLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2006

                           (EXPRESSED IN U.S. DOLLARS)




                                    CONTENTS

Report of Independent Registered Public Accounting Firm                    F-9

Consolidated Balance Sheet                                                 F-10

Consolidated Statement of Operations and Comprehensive Loss                F-11

Consolidated Statement of Stockholder's Deficit                            F-12

Consolidated Statement of Cash Flows                                       F-13

Notes to Consolidated Financial Statements                          F-14 - F-22

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Stockholder of
Plays On The Net Plc


         We have audited the accompanying consolidated balance sheet of Plays On The Net Plc (A Development Stage Company) and its subsidiaries as of December 31, 2006, and the related consolidated statements of operations and comprehensive loss, stockholder's deficit and cash flows for the period from May 23, 2006 (date of inception) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company and its subsidiaries as of December 31, 2006, and the results of operations and their cash flows for the period from May 23, 2006 (date of inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company is in development stage, has incurred a loss from operations, and has a negative working capital and an accumulated deficit during the development stage. These matters raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Toronto, Canada                                        CHARTERED ACCOUNTANTS
March 31, 2007

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Consolidated Balance Sheet
December 31, 2006



                                     ASSETS

Current
    Cash                                                       $     6,297
    Accounts receivable                                                196
    Prepaid expenses                                                 5,472
                                                               -----------

Total Current Assets                                                11,965

Equipment, Net (note 3)                                            425,127

Intangible Asset (note 4)                                          140,450
                                                               -----------

Total Assets                                                   $   577,542
                                                               ===========

                                   LIABILITIES
Current
    Accounts payable                                           $    16,469
    Accrued liabilities                                             39,000
    Advances from related parties (note 5)                       1,066,207
                                                               -----------

Total Current Liabilities                                        1,121,676
                                                               -----------

Total Liabilities                                                1,121,676
                                                               -----------

                              STOCKHOLDER'S DEFICIT
Capital Stock
   Ordinary shares, $0.0281 (GBP 0.015) par value per share,
   50,000,000 shares authorized; 5,000,000 shares issued and
   outstanding (note 6)                                            140,745

Accumulated Comprehensive Income                                    25,171

Deficit Accumulated During the Development Stage                  (710,050)
                                                               -----------

Total Stockholder's Deficit                                       (544,134)
                                                               -----------

Total Liabilities and Stockholder's Deficit                    $   577,542
                                                               ===========


                 (The accompanying notes are an integral part of
                    these consolidated financial statements.)

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Operations and Comprehensive Loss
For the Period from May 23, 2006 (Date of Inception) through to December 31, 2006



Revenue
    Consumer content                                           $      --
                                                               -----------

Operating Expenses
    General and administrative                                     228,058
    Marketing                                                      221,125
    Technology and content                                         253,462
    Cost of content revenue                                          5,702
                                                               -----------

Total Operating Expenses                                           708,347
                                                               -----------

Loss from Operations                                              (708,347)

Other Expenses
    Interest expense (note 8)                                        1,703
                                                               -----------

Loss Before Income Taxes                                          (710,050)

    Provision for income taxes (note 7)                               --
                                                               -----------

Net Loss                                                          (710,050)

Foreign exchange translation adjustment                             25,171
                                                               -----------

Comprehensive Loss                                             $  (684,879)
                                                               ===========


Loss per Share - Basic and Diluted                             $     (0.14)
                                                               ===========
Weighted Average Number of Shares
    Outstanding - Basic and Diluted
    During the Period                                            5,000,000
                                                               ===========



                 (The accompanying notes are an integral part of
                    these consolidated financial statements.)


PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Stockholder's Deficit
For the Period from May 23, 2006 (Date of Inception) through to December 31, 2006


                                                                            Deficit
                                                                        Accumulated
                                             Ordinary     Accumulated    During the            Total
                                               Shares   Comprehensive   Development    Stockholder's
                                  Shares    Par Value          Income         Stage          Deficit
                              ----------   ----------   -------------   -----------    -------------

Balance - May 23, 2006
 (date of inception)                --     $     --     $        --     $      --      $        --

Stocks issued for cash         5,000,000      140,745            --            --            140,745

Foreign exchange
 translation adjustment             --           --            25,171          --             25,171

Net loss for the period             --           --              --        (710,050)        (710,050)
                              ----------   ----------   -------------   -----------    -------------


Balance - December 31, 2006    5,000,000   $  140,745   $      25,171   $  (710,050)   $    (544,134)
                              ==========   ==========   =============   ===========    =============




                 (The accompanying notes are an integral part of
                    these consolidated financial statements.)

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Cash Flows
For the Period from May 23, 2006 (Date of Inception) through to December 31, 2006





Cash Flows from Operating Activities
    Net loss                                                      $  (710,050)
    Adjustment for:
      Depreciation                                                      4,990
                                                                  -----------

                                                                     (705,060)
    Changes in non-cash working capital:
      Accounts receivable                                                (196)
      Prepaid expenses                                                 (5,472)
      Accounts payable                                                 16,469
      Accrued liabilities                                              39,000
                                                                  -----------

Net Cash Used in Operating Activities                                (655,259)
                                                                  -----------

Cash Flows from Investing Activities
    Additions to property and equipment                              (430,117)
    Acquisition of intangible asset                                  (140,450)
                                                                  -----------

Net Cash Used in Investing Activities                                (570,567)
                                                                  -----------

Cash Flows from Financing Activities
    Advances from related parties                                   1,066,207
    Proceeds from capital stock subscription                          140,745
                                                                  -----------

Net Cash Provided by Financing Activities                           1,206,952
                                                                  -----------

Net Increase in Cash                                                  (18,874)

Effect of Exchange Rate Changes on Cash                                25,171
                                                                  -----------

Cash - End of Period                                              $     6,297
                                                                  ===========

Supplemental Cash Flow Information

    Interest paid                                                 $      --
                                                                  ===========

    Income taxes paid                                             $      --
                                                                  ===========


                 (The accompanying notes are an integral part of
                    these consolidated financial statements.)

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



1.    Operations, Development Stage Activities, and Going Concern

      Plays On The Net Plc (the "Company"), incorporated in London, England on May 23, 2006, operates the website, www.playsonthenet.com. This website is a theatre information site and online retail outlet for books, music and movies for playback on personal computers and mobile devices.

      Development Stage Activities

      In 2006, the Company entered into distribution agreements with book publishers, including BBC Audiobooks Limited. As of December 31, 2006, the Company's website was still in development.

      Going Concern Assumption

      The Company's consolidated financial statements are presented on a going concern basis, which contemplates the realization of assets and discharge of liabilities in the normal course of business. The Company has incurred losses from operations of $710,050 for the period from May 23, 2006 (date of inception) to December 31, 2006, and has a negative working capital of $1,109,711 and an accumulated deficit during the development stage of $710,050 as of December 31, 2006.

      The Company's continuance as a going concern is dependent on the success of the efforts of its directors and principal stockholders in providing financial support in the short term; raising additional long-term equity or debt financing either from its own resources or from third parties; and achieving profitable operations. In the event that such resources are not secured, the assets may not be realized or liabilities discharged at their carrying amounts, and difference from the carrying amounts reported in these financial statements could be material.

      The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the inability of the Company to continue as a going concern.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



2.    Summary of Significant Accounting Policies

      The following is a summary of the significant accounting policies followed by the Company in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      a)    Principles of Consolidation

            The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Plays On The Net Inc. ("POTN Inc."), a company incorporated in Canada, and POTNL Ltd, a company incorporated in England. On consolidation, all material intercompany balances and transactions have been eliminated.

      b)    Equipment

            Equipment is recorded at cost. Depreciation, based on the estimated useful lives of the assets, is provided using the declining balance method at an annual rate of 30%.

            Work in process primarily consists of expenditures for the development of a computer software project associated with the Company's website incurred subsequent to the completion of the preliminary project stage. In accordance with Statement of Position 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", the Company has capitalized external direct costs of material and services developed or obtained for these projects and certain payroll and payroll related expenses for employees directly associated with these projects. Amortization for the software project begins when the computer software is ready for its intended use.

      c)    Intangible Asset

            Intangible asset represents costs incurred related to the publishers' contracts. The Company determined that the asset meets the indefinite life criteria outlined in Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", because the Company expects both the contract and the cash flows generated by the contract to continue indefinitely due to the likelihood of continued renewal at little or no cost. Accordingly, the Company does not amortize this intangible asset, but instead reviews this asset at least annually for impairment. If the carrying amount of this intangible asset exceeds the fair value, an impairment loss would be recorded in an amount equal to that excess. Additionally, each reporting period, the Company assesses whether events or circumstances have occurred which indicate that the indefinite life criteria are no longer met. If the indefinite life criteria are no longer met, the Company will amortize the intangible asset over its remaining useful life.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



2.    Summary of Significant Accounting Policies (cont'd)

      d)    Impairment of Long-Lived Assets

            In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

      e)    Income Taxes

            The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

      f)    Foreign Currency Translation

            In accordance with the provision of SFAS No. 52, "Foreign Currency Translation", the Company, whose functional currencies include Great Britain pounds and Canadian dollars, translates its balance sheet into U.S. dollars at the prevailing rate at the balance sheet date and translates its revenues, costs and expenses at the average rates prevailing during each reporting period. Net gains or losses resulting from the translation of financial statements are accumulated and charged directly to accumulated comprehensive income, a component of stockholder's deficit. Gains or losses resulting from foreign currency transactions are included in earnings.

      g)    Comprehensive Income or Loss

            The Company applies the provisions of SFAS No. 130 "Reporting Comprehensive Income." Unrealized gains and losses from foreign exchange translation are reported in the accompanying statements as comprehensive income (loss).

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



2.    Summary of Significant Accounting Policies (cont'd)

      h)    Earnings (Loss) per Share

            The Company accounts for earnings (loss) per share pursuant to SFAS No. 128, "Earnings per Share", which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus potentially dilutive securities outstanding for each year.

      i)    Financial Instruments

            Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from the financial instruments. The fair value of the financial instruments approximates their carrying value, unless otherwise noted.

      j)    Use of Estimates

            The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from those estimates.

      k)    Recent Accounting Pronouncements

            In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140" ("SFAS No. 155"). This statement permits fair value of remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amended SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, the proposed guidance will have on its financial position.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



2.    Summary of Significant Accounting Policies (cont'd)

      k)    Recent Accounting Pronouncements (cont'd)

            In March 2006, FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS No. 156"). In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities:
            (1) amortization method or (2) fair value measurement method. SFAS No. 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, the proposed guidance will have on their financial position.

            In June 2006, FASB issued Financial Accounting Standards Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on their financial position.

            In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The statement defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. The statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The Company is currently assessing the potential impacts of implementing this standard.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



2.    Summary of Significant Accounting Policies (cont'd)

      k)    Recent Accounting Pronouncements (cont'd)

            In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities" ("SFAS No. 159"), which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments.

            The statement requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities.

            SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The Company does not anticipate that the adoption of this statement will have a material effect on its financial condition or operations.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



3.    Equipment, Net

      Equipment comprises the following:
                                                                            2006
                                                                     Accumulated
                                                             Cost   Depreciation
                                                     ------------   ------------

      Office furniture                               $     18,459   $      2,769
      Computer equipment                                   14,805          2,221
      Work in process                                     396,853           --
                                                     ------------   ------------

      Total                                          $    430,117   $      4,990
                                                     ------------   ------------

      Net carrying amount                                           $    425,127
                                                                    ============

4.    Intangible Asset

      At December 31, 2006, the Company recognized an unamortized intangible asset amounting to $140,450 related to publishers' contracts that the Company entered into in 2006.


5.    Advances from Related Parties
                                                                            2006

      Stockholder                                                   $    969,347
      Company under the common control                                    96,860
                                                                    ------------

                                                                    $  1,066,207
                                                                    ============

      The above advances are unsecured and are due on demand. Of the total amount at year-end, $141,277 (inclusive of accrued interest) bears interest at 10% per annum.


6.    Capital Stock

      On May 23, 2006, the Company issued 5,000,000 ordinary shares at $0.0281 (GBP 0.015) par value per share for a total consideration of $140,745 (GBP 75,000).

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



7.    Income Taxes

      Under SFAS No. 109, income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

      The Company's current income taxes are as follows:

                                                                           2006

      Expected income tax recovery  at the combined
         statutory rate of 36.12%                                  $    256,470
      Valuation allowance                                              (256,470)
                                                                   ------------

      Provision for income taxes                                   $        -
                                                                   ============

      The components of deferred income tax assets are as follows:

                                                                           2006

      Net operating loss carryforwards                             $    258,322
      Difference in book and tax depreciation                            (1,852)
      Valuation allowance                                              (256,470)
                                                                   ------------

      Net deferred tax asset                                       $        -
                                                                   ============

      The Company has net operating losses for tax purposes available to be applied against future years' income. Due to the losses incurred in the current year and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carryforward will not be realized in a timely manner, through the reduction of future income tax payments, accordingly, a 100% valuation allowance has been recorded for deferred income tax asset. As of December 31, 2006, POTN Inc., a consolidated subsidiary, had $715,177 of operating loss carryforwards for Canadian income tax purposes which will expire in 2026 if not used to offset future taxable income.

PLAYS ON THE NET PLC AND SUBSIDIARIES
(A DEVELOPMENT STAGE COMPANY)
Notes to Consolidated Financial Statements
December 31, 2006



8.    Related Party Transactions

      The Company incurred interest expense on advances from the following related parties:

                                                                            2006

      Stockholder                                                   $      1,194
      Company under common control                                           509
                                                                    ------------

      Total                                                         $      1,703
                                                                    ============

      These transactions were in the normal course of business and recorded at an exchange value established and agreed upon by the abovementioned parties.


9.    Subsequent Event

      On March 21, 2007, the Company entered into a Heads of Agreement with Maximum Awards Inc. ("MXAW"), a Nevada corporation publicly traded on the OTC Bulletin Board under the symbol MXAM and is involved in the development of loyalty programs in the travel industry, for the purchase of 100% of the capital stock of the Company and its subsidiaries through the issuance of 12,000,000 common shares (post-reverse split) by MXAM. This transaction is subject to due diligence, a formal agreement between the Company and MXAW, and regulatory approval.

                         Plays On The Net & Subsidiaries
                           Consolidated Balance Sheets
                                  June 30, 2007
                                  (Un-Audited)




                                     ASSETS
Current
Cash                                                                $     2,576
Prepaid Expenses                                                          5,690
                                                                    -----------
Total Current Assets                                                      8,266
                                                                    ===========

Fix assets, net of depreciation                                         682,516
Intangible assets                                                       141,622
                                                                    -----------
Total Assets                                                        $   832,404
                                                                    ===========

                                   LIABILITIES
Current
Accounts payable                                                    $   115,662
Accrued liabilities                                                      63,729
Loans                                                                   548,284
                                                                    -----------
Total Current Liabilities                                               727,675
                                                                    ===========


                              STOCKHOLDERS' EQUITY

Share capital                                                           140,725
Additional Paid-In Capital                                            1,261,258
Accumulated comprehensive income                                          8,609
Accumulated deficit                                                  (1,305,863)
                                                                    -----------
Total Stockholders' Deficit                                             104,728
                                                                    ===========

Total Liabilities and Stockholders' Equity                          $   832,404
                                                                    ===========

                         Plays On The Net & Subsidiaries
                          Consolidated Income Statement
                     For the Six Months Ended June 30, 2007
                                  (Un-Audited)




Revenues                                                           $       --
Cost of Sales                                                              --
                                                                   ------------

Gross Profit                                                               --

Expenditures:
General and Administrative                                              494,857
Legal and Professional Fees                                              55,241
Depreciation                                                              9,681
                                                                   ------------
Total Expense                                                           559,779
                                                                   ============

Loss from Operations                                                   (559,779)
                                                                   ============

Other (Expenses)
Interest                                                                 18,816
Provision for Income Tax                                                   --
                                                                   ------------
Total Other Expenses                                                     18,816
                                                                   ============

Net (Loss)                                                         $   (578,595)
                                                                   ============

Foreign Currency Translation Adjustment                                    --
                                                                   ------------
Comprehensive (Loss)                                                   (578,595)
                                                                   ============

                         Plays On The Net & Subsidiaries
                      Consolidated Statement of Cash Flows
                     For the Six Months Ended June 30, 2007
                                  (Un-Audited)


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss operations                                            $  (578,595)
     Adjustments to reconcile net loss to net cash used in
      operating activities
       Depreciation                                                       9,681
       Imputed compensation                                               6,258
       Other comprehensive income                                       (33,780)
     Changes in operating assets and liabilities
       Decrease in accounts receivable                                      196
       Increase in prepaid expenses                                        (218)
       Increase in accounts payable                                      99,173
       Increase in accrued expenses                                      24,729
                                                                    -----------
Net Cash  Used In Operating Activities                                 (472,556)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Purchase of intangibles                                           (1,172)
       Purchase of equipment                                           (267,070)
                                                                    -----------
Net Cash From (Used In) Investing Activities                           (268,242)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from note payable                                         737,077
                                                                    -----------
Net Cash Provided By Financing Activities                               737,077
                                                                    -----------


NET INCREASE IN CASH AND CASH EQUIVALENTS                                (3,721)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            6,297
                                                                    -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                            $     2,576
                                                                    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

     Interest paid                                                  $      --
                                                                    ===========
     Income taxes                                                   $      --
                                                                    ===========
     Capital Contribution of debt                                   $ 1,225,000
                                                                    ===========

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


1.    Organization

      Plays On The Net Plc (the "Company"), incorporated in London (England) on May 23, 2006, operates the website, www.playsonthenet.com. This website is a theatre information site and online retail outlet for books, music and movies for playback on personal computers and mobile devices.

      Basis of Presentation

      These financial statements are consolidated, unaudited and include, in our opinion, all adjustments (consisting of only normal recurring adjustments) necessary for fair presentation. The financial statements should be read in conjunction with our audited financial statements and the related notes included in our form 8-KA. The results of operations for the six months ended June 30, 2007 are not indicative of the results for the full year ended December 31, 2007. The financial statements are interim financial statements prepared in accordance with accounting principles generally accepted in the United States and are stated in U.S. dollars. We have reclassified certain data in the financial statements of the prior periods to conform to the current period presentation.

      Going Concern Assumption

      The Company's consolidated financial statements are presented on a going concern basis, which contemplates the realization of assets and discharge of liabilities in the normal course of business. The Company has incurred losses from operations of $578,595 for the six months ended June 30, 2007, and has working capital of $104,728 and an accumulated deficit of $1,305,863 as of June 30, 2007.

      The Company's continuance as a going concern is dependent on the success of the efforts of its directors and principal stockholders in providing financial support in the short term; raising additional long-term equity or debt financing either from its own resources or from third parties; and achieving profitable operations. In the event that such resources are not secured, the assets may not be realized or liabilities discharged at their carrying amounts, and difference from the carrying amounts reported in these financial statements could be material.

      The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the inability of the Company to continue as a going concern.

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


2.    Summary of Significant Accounting Policies

      The following is a summary of the significant accounting policies followed by the Company in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      a)    Principles of Consolidation

            The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Plays On The Net Inc. ("POTN Inc."), Curtain Rising Inc and Anne's World Ltd all of which are incorporated in Canada, and POTNL Ltd, a company incorporated in England. On consolidation, all material intercompany balances and transactions have been eliminated.

      b)    Equipment

            Equipment is recorded at cost. Depreciation, based on the estimated useful lives of the assets, is provided using the declining balance method at an annual rate of 30%.

            Work in process primarily consists of expenditures for the development of a computer software project associated with the Company's website incurred subsequent to the completion of the preliminary project stage. In accordance with Statement of Position 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", the Company has capitalized external direct costs of material and services developed or obtained for these projects and certain payroll and payroll related expenses for employees directly associated with these projects. Amortization for the software project begins when the computer software is ready for its intended use.

      c)    Intangible Asset

            Intangible asset represents costs incurred related to the publishers' contracts. The Company determined that the asset meets the indefinite life criteria outlined in Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", because the Company expects both the contract and the cash flows generated by the contract to continue indefinitely due to the likelihood of continued renewal at little or no cost. Accordingly, the Company does not amortize this intangible asset, but instead reviews this asset at least annually for impairment. If the carrying amount of this intangible asset exceeds the fair value, an impairment loss would be recorded in an amount equal to that excess. Additionally, each reporting period, the Company assesses whether events or circumstances have occurred which indicate that the indefinite life criteria are no longer met. If the indefinite life criteria are no longer met, the Company will amortize the intangible asset over its remaining useful life.

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


2.    Summary of Significant Accounting Policies (cont'd)

      d)    Impairment of Long-lived Assets

            In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

      e)    Income Taxes

            The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

      f)    Foreign Currency Translation

            In accordance with the provision of SFAS No. 52, "Foreign Currency Translation", the Company, whose functional currencies include Great Britain pounds and Canadian dollars, translates its balance sheet into U.S. dollars at the prevailing rate at the balance sheet date and translates its revenues, costs and expenses at the average rates prevailing during each reporting period. Net gains or losses resulting from the translation of financial statements are accumulated and charged directly to accumulated comprehensive income, a component of stockholder's deficit. Gains or losses resulting from foreign currency transactions are included in earnings.

      g)    Comprehensive Income or Loss

            The Company applies the provisions of SFAS No. 130 "Reporting Comprehensive Income." Unrealized gains and losses from foreign exchange translation are reported in the accompanying statements as comprehensive income (loss).

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


2.    Summary of Significant Accounting Policies (cont'd)

      h)    Earnings (Loss) per Share

            The Company accounts for earnings (loss) per share pursuant to SFAS No. 128, "Earnings per Share", which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus potentially dilutive securities outstanding for each year.

      i)    Financial Instruments

            Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from the financial instruments. The fair value of the financial instruments approximates their carrying value, unless otherwise noted.

      j)    Use of Estimates

            The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from those estimates.

      k)    Recent Accounting Pronouncements

            In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140" ("SFAS No. 155"). This statement permits fair value of remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest only strips and principal only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amended SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, the proposed guidance will have on its financial position.

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


2.    Summary of Significant Accounting Policies (cont'd)

      k)    Recent Accounting Pronouncements (cont'd)

            In March 2006, FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS No. 156"). In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities:
            (1) amortization method or (2) fair value measurement method. SFAS No. 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, the proposed guidance will have on their financial position.

            In June 2006, FASB issued Financial Accounting Standards Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on their financial position.

            In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The statement defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. The statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The Company is currently assessing the potential impacts of implementing this standard.

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


2.    Summary of Significant Accounting Policies (cont'd)

      k)    Recent Accounting Pronouncements (cont'd)

            In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities" ("SFAS No. 159"), which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments.

            The statement requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities.

            SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first remeasurement to fair value as a cumulative effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The Company does not anticipate that the adoption of this statement will have a material effect on its financial condition or operations.

PLAYS ON THE NET PLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Un-Audited)


3.    Intangible Asset

      At June 30, 2007, the Company recognized an unamortized intangible asset amounting to $141,622 related to publishers' contracts that the Company entered into.


4.    Advances from Related Parties

      Advances are unsecured and are due on demand and bear interest at 10% per annum.


5.    Capital Stock


      In March 2007 a related party forgave $1,225,000 the Company recorded it as a capital contribution at June 30, 2007